Exhibit 10.1

CHANGE MANAGEMENT FORM #1 to the Agreement
Comcast and Support.com

Statements of Work (“SOWs”):
Master Services Agreement, Call Handling Services (“Agreement”), dated October 1, 2013, between Support.com, Inc. (“Support.com”) and Comcast Cable Communications Management (“Comcast”)
PCR No.:
Originator: Joy Park		Date: December 15, 2015
Department: NCO	Phone #: 215-286-3934	Title: Vice President
Locations Impacted: All facilities that provide support to Comcast under this Agreement
Requested Implementation Date: December 11, 2015
Estimated Hours: (LOE)	☐ Billable X Non-Billable	Billing Rate/Hour: N/A
Fixed Fee Cost (if applicable) N/A
Type of Change: Comcast and Support.com agree to modify the Agreement as set forth below.  Unless specifically provided in this Change Management Form (“CMF”), all other terms of the Agreement remain unchanged.

Scope of Change:	☒Minor (Anything within current contract)	☐Major (may require contract amendment) MUST BE REVIEWED BY Business and/or P&L Owner

Area(s) of Change
Accounting/Payroll	Network
Data Processing	Resource Planning
General Facilities	Quality Assurance
Human Resources	Telecom
IT/BI	Training
Operations	Recruiting
X Other: Section 4.13 of the Agreement

Effective December 11, 2015, the parties, for good and valuable consideration, the receipt of which is hereby acknowledged, agree to modify the Agreement as follows:

1.	Section 4.13 is deleted in its entirety and replaced with the following:

4.13           Vendor agrees to maintain dedicated quality assurance staff focused on monitoring the customer quality experience and ensuring Vendor is adhering to Comcast's Quality Support Guidelines.  As used herein, "Comcast Quality Support Guidelines" are a Comcast developed set of defined behaviors and performance criteria to which all CSRs are measured regarding their interaction with Comcast customers or prospective customers from a quality perspective.   Vendor’s quality assurance staff will perform four (4) evaluations per CSR per month.   Vendor’s quality assurance staff will assess CSR and team leader evaluations and identify calibration gaps.  If gaps are identified, the quality assurance staff will develop corrective action plans to eliminate the identified gap(s).

Comcast Authorization
Comcast Representative’s Signature__/s/ Joy Park____________________________________________________

Print Name                           _____Joy Park______                                                                  Date____________12-15-15___________

Support.com Authorization
Support.com Representative’s Signature___/s/ Roop K. Lakkaraju________________________________________

Print Name                      ______Roop K. Lakkaraju_____                                                                           Date________12-15-15_________